Exhibit 32.1

CERTIFICATION

Pursuant to Rule 13a-14(b) or Rule 15d-14(b) and

Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350)

In connection with the report of Northam Acquisition Corp. on Form 10-Q for the period from April 1, 2014 to June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, WILLIAM TAY, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to and will be retained by Northam Acquisition Corp., and furnished to the Securities and Exchange Commission or its staff upon request.

DATE: August 4, 2014
/s/ William Tay
WILLIAM TAY Chief Executive Officer, President Secretary and Principal Financial Officer